UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Brooklyn Capital Management
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2012

Date of reporting period:  12/31/2012

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
Annual Report
For the year ended
December 31, 2012

Special Opportunities Fund, Inc.

February 12, 2013

Dear Fellow Shareholders:

I have been investing in closed-end funds for more years than I care to admit.  However, I never really focused on how the performance of a closed-end fund’s common stock should be calculated to account for things like a rights offering or a stock distribution with an option to receive cash.  After doing some checking, I could not find any standard methodology to calculate performance so I want to suggest how I think the net asset value performance should be calculated for the common stock of Special Opportunities Fund (and all closed-end funds).

By way of illustration, let’s look at the second half of 2012.  On June 30, 2012, the Fund’s NAV was $16.95 per share and on December 31, 2012 it was $17.22 per share.  A stock distribution (with a cash option) of $0.95 per share was paid to shareholders of record on December 21, 2012 and a tax payment of $0.05 per share (for which shareholders can take a credit on their federal tax return) was made on behalf of shareholders of record on December 31, 2012 (and debited on that date).  (Note: Shareholders that own shares in an IRA can file Form 990-T to obtain a refund of the tax payment.)  In addition, as you probably know, on July 23, 2012 the Fund completed a rights offering for a new class of convertible preferred stock.  The rights traded on the NASDAQ Capital Market and the volume weighted average price for the rights was $0.91 per right.  Since one right was issued, for each ten shares of the Fund held by shareholders, I would value the distribution at $0.09 per share.  (Had the rights been non-transferable, they would be ignored for purposes of calculating the Fund’s return.)  If we add $17.22 + $0.95 + $0.05 + $0.09, we get an adjusted NAV on December 31, 2012 of $18.31.  That results in an NAV return of 8.02% for the six month period ending December 31, 2012 vs. 5.95% for the S&P 500 Index and 14.30% for 2012 (based upon a beginning NAV of $16.01 per share) vs. 16.00% for the S&P 500 Index.  In light of our risk averse investment philosophy, I think the Fund’s performance was pretty good.

The Fund’s NAV performance for 2012 on page 10 of this report is calculated somewhat differently by U.S. Bancorp, the administrator.  It (1) assumes that a common shareholder for all of 2012 opted to receive the 2011 year-end distribution in stock, and (2) ignores the value of (a) tax payments and (b) marketable rights.  Note that with either methodology, some dilution of NAV occurs when common shares of the Fund are issued at a discount to NAV via a stock distribution, but that dilution is immediately reflected in the Fund’s NAV on the day the cash option expires so no further adjustment is necessary.  I welcome any comments on either methodology.  In any event, this exercise in calculating NAV performance illustrates the importance of comparing apples with apples.

Currently, the Fund’s portfolio contains a number of investments that have little or no correlation to the stock market, such as special purpose acquisition companies

Special Opportunities Fund, Inc.

(SPACs) and auction rate preferred stock, both of which are very safe, and some special situation stocks like Gyrodyne, Myrexis, and Imperial Holdings.  As discussed below, we anticipate several liquidity events in the coming months from our investments such as tender offers, special distributions, open-endings and liquidations.  Below is an update on the status of some of our larger positions.  Please refer to my previous letters for additional background.

Foreign Closed-End Funds
There are not many cheap U.S. closed-end funds today.  For example, not one of some two hundred municipal bond funds is currently trading at a discount of more than 5%.  This situation will almost certainly change, but for now we have widened our net to include some attractive closed-end funds that trade in foreign countries.  We purchased several of these funds because they are either trading at a relatively wide discount or they have adopted discount control measures such as periodic self-tender offers or a commitment to permit shareholders to vote on the fund’s continuation at some time in the future.  Each of these foreign closed-end funds is shown on the schedule of investments with an “(h)” next to its name.

Firsthand Technology Value Fund (SVVC)
Brooklyn Capital Management has accumulated, on behalf of its clients, almost 10% of the shares of this $200 million (net assets) closed-end fund at discounts of more than 20%.  After our latest Form 13D filing on October 24, 2012, its shares moved up.  They are currently trading at about 20% below SVVC’s most recent NAV.  Cash represents about 2/3 of SVVC’s assets.  Its two largest holdings are Twitter and Facebook, which together represent about 17% of its total assets.  Here is why we decided to invest in SVVC.

SVVC commenced operations in 1994 as an open-end technology fund and was a high-flyer for the rest of the decade.  Its NAV rose by 59.23% per annum and was capped by a stunning gain of 190% in 1999.  By then, Kevin Landis, the manager, had become the media’s “go to” guy for technology commentary.  At its peak, SVVC’s NAV had soared to over $130 per share and it had more than $4 billion in net assets.  You probably know where this is heading.  Over the next three years, the NAV fell 78% as the tech bubble burst and the assets shrank to less than $500 million.

Let’s fast forward to mid-2010.  SVVC’s assets had dwindled to less than $150 million.  The Board then approved converting SVVC into a business development company, a closed-end fund that invests mostly in private companies.  After the last remaining sentient investors bailed out at an NAV of $27.01 per share, SVVC began its new life on April 18, 2011 with net assets of only $94 million, including cash of $75 million.  Unsurprisingly, buyers showed little interest in SVVC and the shares soon moved to a large discount, which peaked at more than 45%.  However, trading was very thin for the rest of 2011 and the spread between the bid and offer prices was usually very wide so we saw no real opportunity to accumulate a meaningful position.

Special Opportunities Fund, Inc.

On October 19, 2011, SVVC announced that it had made an initial $1.6 million investment in Facebook, in a private transaction.  SVVC continued to add to its Facebook position until by April of 2012 Facebook represented 26% of its assets.  The timing was perfect for Facebook fanatics.  Once it became known that Facebook was planning to go public, those “investors,” expecting Facebook’s share price to pop after the IPO, began clamoring for SVVC shares, regardless of price.  They pushed its stock price up to more than $45 per share, a whopping premium over the last reported NAV of $24.56.  Before reality set in, SVVC’s management sold 4.4 million shares at $27 per share, more than doubling its size.

Once again, you can guess where this is heading.  Even though, after the secondary offering, Facebook represented a small percentage of SVVC’s net assets, the poor performance of the Facebook IPO took a disproportionate toll on SVVC’s stock price, knocking it down to below $16 on big volume.  The wholesale selling at a wide discount to NAV created an opportunity for us to rapidly acquire a sizeable position.  Eventually, we filed a Form 13D and communicated with management.  If Twitter announces an IPO, SVVC’s stock may well pop.  However, we are not counting on that to unlock its intrinsic value. As a result of our 13D filings, other shareholders of SVVC have contacted us and urged us to lead a campaign for share buybacks or other measures to enhance shareholder value.  We anticipate doing precisely that in the very near future.  Stay tuned.

The Greater China Fund (GCH)
In the first half of 2012 we began to aggressively purchase shares of GCH at a double-digit discount to NAV after the largest shareholder (with 40% of the stock) proposed terminating GCH’s advisory agreement with Barings Asset Management.  That was effectively a declaration of war.  It was clear to us that it was only a matter of time before something good would happen.  On June 29, 2012 the termination proposal passed.  The board temporarily rehired Barings while it searched for a new advisor.  Eventually a settlement was reached whereby GCH would conduct a self-tender offer for its shares at 99% of NAV (and would liquidate if 75% or more of the outstanding shares were tendered) if shareholders approved a new advisory agreement with Aberdeen Asset Management.  We were part of that settlement and agreed to vote our shares for Aberdeen.  The proposal to approve Aberdeen passed on January 8, 2013.  The tender offer commenced immediately thereafter and expired on February 6, 2013. Once a liquidity event became a certainty, the discount narrowed to less than 3%.  We continued to accumulate GCH shares and tendered them at a 1% discount to NAV, thereby realizing a substantial profit on our investment.

The Zweig Total Return Fund (ZTR)
We have been opportunistically buying shares of this conservative equity and income closed-end fund.  ZTR tends to hold a sizeable cash position.  It used to trade at a premium to its NAV but has languished at a double-digit discount since last March when its longstanding 10% payout rate was reduced to a more sustainable 7% per

Special Opportunities Fund, Inc.

annum payout.  The board of ZTR then implemented “a set of actions . . . to address [its] current discount to its net asset value (NAV)” including open-market stock repurchases. Unfortunately, these measures have had a negligible effect on the discount.  We spoke with management in early September 2012 and followed up with a cordial letter to the board in which we said the following:

Unfortunately, the effect on the market price of the Fund’s shares due to disappointment with the 30% reduction in the annual dividend could linger for a long time.  Therefore, we think that, in light of the significant percentage of votes cast against the Board’s proposals, it should authorize a self-tender offer for 15% of the outstanding shares at a 5% discount to NAV.  We believe such a tender offer would clear up most or all of the stock overhanging the market and acting as a drag on the Fund’s stock price.  The result is likely to be a sustained narrower discount or maybe even a premium.  (If the discount gets to be narrow or a premium develops, that would make a rights offering, should the Board wish to consider one in the future, much more palatable than a rights offering in which shares are issued at a big discount to NAV.)  Finally, non-tendering shareholders will benefit from the accretive effect on the Fund’s NAV.

We think ZTR’s board is sincerely concerned about the discount and we intend to urge it to consider additional measures to narrow the discount.  Meanwhile, we see little risk of discount widening, in part because several other value oriented investors have also been buying shares.

Gyrodyne Corporation of America (GYRO)
We are in the eighth inning of this investment.  As we expected, late last year, GYRO paid a large special cash distribution amounting to $38.30 per share.  GYRO still has more than $70 per share in cash as a result of winning its eminent domain case against New York State.  It also owns some land and commercial properties.  Its stock currently trades for about $74 per share.  In August 2012, GYRO engaged Rothschild Inc. as its financial advisor “to advise the Company with respect to maximizing shareholder value through one or more potential cash distributions and/or through a potential sale, merger or other strategic combination.”  We expect an announcement of a proposed transaction in the first half of 2013.

Liberty All-Star Equity Fund (USA)
We purchased almost all of our shares of this well diversified multi-manager equity fund at a double-digit discount to net asset value.  USA makes cash distributions of 1.5% per quarter (6% per annum).  Recently, the shares have traded at a discount of between 10% and 12%. We have had discussions with management about the discount and we will consider taking more aggressive steps this year if further discussions are not productive.

Special Opportunities Fund, Inc.

Myrexis (MYRX)
By late October 2012 Myrexis’ stock was trading at about $2.40 per share, more than 20% below its net cash.  Management was reportedly seeking to acquire an asset that generates cash flow that could be sheltered by Myrexis’ sizeable net operating losses.  We felt that if that did not happen by mid-2013, Myrexis would likely dissolve and shareholders would receive about $3 per share.  We believed that its stock price reflected investors’ fear that management might renege on its promise or propose a questionable acquisition. That risk, in our view, was significantly mitigated because a strong advocate for shareholder value sat on the board.  We met with him and had little doubt that our interests were aligned and we were confident that he would not endorse a transaction that did not enhance shareholder value.

On November 9, 2012, Myrexis announced that “[a]fter evaluating the company’s strategic options, the Board of Directors reached the conclusion that it is in the best interest of the shareholders to dissolve and liquidate the company” and pay shareholders $2.72 to $2.91 per share.  The next day, the stock price jumped 18% to $2.76 per share.  Then, on January 23, 2013, Myrexis decided to abandon its proposed plan of dissolution, pay a special cash distribution of $2.86 per share, and appoint a seasoned workout specialist as its President and Chief Executive Officer with the goal of evaluating strategic alternatives, including acquiring one or more revenue or income producing assets.  The stock price is now up to about $2.97, reflecting the option value of the January 23rd announcement.  Our confidence in Jason Aryeh, the shareholder-friendly director of Myrexis, has been completely validated.  Thank you, Jason.

Imperial Holdings (IFT)
As you may recall, we commenced buying Imperial’s stock at about $1.60 per share after its price collapsed following an FBI raid in September 2011.  Currently, it is trading in the $4.20 range.  As we said previously, we believe Imperial’s stock is deeply undervalued but there are many difficult problems to be resolved before its intrinsic value can be unlocked.  Since our last letter, significant progress has been made to address Imperial’s many problems stemming from the raid.   On October 5, 2012, Imperial finally filed its audited financials for 2011 and subsequently filed all of its 10-Q forms for 2012.  However, there remains uncertainty about obtaining financing to pay the premiums on its valuable life insurance policies, its ability to collect the death benefit on its policies, pending shareholder lawsuits, and an SEC investigation.

Probably the most critical issue for Imperial is obtaining financing to pay the premiums on its life insurance policies.  If it succeeds, we think the stock is likely to move up to reflect the company’s intrinsic value.  Since Andy Dakos and I are now directors, we cannot provide non-public information.  However, I can say that the board and Tony Mitchell, Imperial’s CEO, for whom I have tremendous respect and admiration, are doing everything we can to maximize shareholder

Special Opportunities Fund, Inc.

value.  I discussed Imperial in a recent televised interview for Reuters which you can access at http://www.reuters.com/video/2013/01/23/gaim-2013more-opportunities-for-activist?videoId=240690029.  In sum, Imperial is far from out of the woods, but we think the potential reward for shareholders compensates us for the admittedly significant risks.

American Strategic Income Portfolio Inc. III (CSP)
CSP is a closed-end fund sub-managed by Nuveen that invests a substantial percentage of its assets in whole mortgage loans and to a lesser extent, in U.S. Government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights.  As is almost invariably the case for our investments in closed-end funds, CSP’s shares have long traded at a discount to NAV.  We have had productive discussions with management about the need to provide an exit for shareholders at or close to NAV.  Unfortunately, progress has been rather slow and we are getting close to the point where we may have to become more assertive.

Auction Rate Preferred Shares
Over the last few years, we purchased a significant amount of ARPs issued by closed-end funds at 80 to 85% of face value.  These securities are extremely safe but they became very hard to sell after the auction market collapsed in early 2008.  Due in part to our proactive approach, we have exited from the bulk of our ARPs at or close to face value.   We still have a few ARPs left and we expect to dispose of them at or close to face value in due course.

Diamond Hill Financial Trends Fund (DHFT)
DHFT is a small closed-end fund that invests in the securities of financial services companies.  We accumulated a sizeable position at about a 15% discount in the second half of 2011 after NASDAQ changed its rules to require it to hold an annual meeting. Largely due to our prodding, the board has proposed that shareholders vote to liquidate the Fund. The shareholder meeting is scheduled for February 28, 2013.  The liquidation proposal is likely to pass and we expect the proceeds to be paid in March.  This has been a very profitable investment for the Fund (it didn’t hurt that financial stocks have moved up significantly along with the discount narrowing) and we are pleased to have been the catalyst to unlock its value.

Eaton Vance Risk-Managed Diversified Equity Income Fund (ETJ)
BCM owns, on behalf of its clients including the Fund, more than 8% of this $900 million relatively low risk hedged closed-end fund and it is one of our largest holdings.  Most of our shares were purchased at discounts in the mid-teens.  In response to our concerns about the discount, on August 8, 2012 the Board of Trustees announced a plan to buy back up to 10% of ETJ’s outstanding shares.  These repurchases have been accretive to NAV and the discount has modestly narrowed to less than 12%.  Also, at our suggestion, ETJ will pay a monthly dividend, rather than a quarterly one.  Hopefully, these initiatives will result in a

Special Opportunities Fund, Inc.

single digit discount.  If not, we will likely push for further measures, including a liquidity event.

The Thai Capital Fund (TF)
The Fund, along with other clients we advise, owns 38% of the shares of TF, many of which we purchased at discounts in excess of 9% after a proposal to liquidate the fund failed.  The problem was that, despite support for the proposal by the board and an overwhelming percentage of the shareholders voting on it, TF’s articles of incorporation require 2/3 of the outstanding shares to vote in favor of it.  Given the current apathetic shareholder base, it is virtually impossible to achieve that vote.  We developed a plan to address that problem.  Specifically, if TF issued a new low-priced preferred stock via a rights offering at a modest discount to its redemption value, held the proceeds in cash, and then took another vote, a liquidation proposal would likely pass.  The premise of the idea, which we think is pretty creative, is that the preferred shareholders would be motivated to vote for liquidation or another liquidity event that would result in their shares being redeemed at their redemption value.  After a series of discussions, the board agreed to adopt a modified version of our plan.  If all goes well, we hope to realize cash for our shares at or close to their NAV by midyear.

SPACs
We continue to have a large weighting in SPACs or blank check companies. A SPAC is a publicly-traded company that raises funds from public investors in an IPO which are held in a trust account while the sponsor pursues the acquisition of an unspecified company.  There have been a number of announced transactions, most of which have been or are likely to be consummated, which give our “free” warrants value.  While the returns have been less than stellar for many of our SPAC warrants, we have, at most, lost only a few pennies per share on any SPAC unit we have ever owned so SPACs should provide a nice cushion in the event the market has a severe reversal.  Because they typically provide a worst case return of about 3% per annum, SPACs are very attractive to risk averse investors.  And, if we get lucky, some good deals will get done and we could earn a significantly higher return.

Bankruptcy Claims
Since bankruptcy claims are not securities and are generally not divisible among various entities, on January 15, 2013, the Fund filed an application with the SEC for an exemptive order to permit it to invest in bankruptcy claims through special purpose vehicles established by BCM to allocate claims among its clients. The market for bankruptcy claims tends to be inefficient because creditors often need cash quickly and cannot wait around for bankruptcy court proceedings to play out. Since the Fund has a longer time horizon, it can profit from this inefficiency.  For example, claims by victims of the infamous fraudster, Bernie Madoff, that initially sold for around 20% of their face value are now worth about 80% of face value. Of course, it is certainly possible to lose money on a bankruptcy claim,

Special Opportunities Fund, Inc.

but over the long term, we think the Fund should do quite well by providing liquidity (at a discounted price) to distressed sellers of claims.

The Fund’s Convertible Preferred Shares
On July 23, 2012 the Fund completed a rights offering for a new class of convertible preferred stock at a price of $50 per share. The aggregate number of shares issued was 749,086 for which the Fund received a total of $37,454,300.  Each convert (1) is entitled to receive a quarterly dividend of $0.375 per share or 3% per annum; (2) is convertible into 3 shares of common stock (subject to adjustment for distributions); (3) will be redeemed in five years at $50, and (4) is callable if the net asset value of the common stock reaches $20 per share (subject to adjustment for distributions).  After the aforementioned stock distribution (with a cash option) of $0.95 per share and the tax payment of $0.05 per share, (1) the conversion ratio is now 3.1918 shares of common stock for each share of convertible preferred stock, and (2) before the Board can determine to redeem the convertible preferred stock the minimum net asset value that the Fund’s common stock must reach is $18.9986 per share.

As we said previously, common shareholders may ultimately experience some modest NAV dilution from conversion of the preferred stock but we are hopeful that any such dilution will be offset by the common shareholders earning more than the 3% annual dividend payable on the additional assets.  BCM and the board are well aware of the dangers of leverage.  One of my favorite quotes is from Professor Edward Thorpe, the legendary father of blackjack counting and a highly successful hedge fund manager: “Any good investment, sufficiently leveraged, can lead to ruin.”  Therefore, we have used and intend to continue to use the low cost leverage provided by the converts to enhance the NAV of the common shares without incurring undue risk.  Here is an example of how we have applied that philosophy.

On November 20, 2012, Oxford Lane Capital Corp. (OXLC) issued 600,000 shares of preferred stock for $25 per share.  OXLC is a registered closed-end investment fund that invests in securitization vehicles which, in turn, primarily invest in senior secured loans made to companies whose debt is unrated or is rated below investment grade.  The preferred shares have a coupon of 8.5% and will be redeemed in five years.  The asset coverage on the preferred is currently about 600% (and may go higher because of a rights offering now underway to issue additional shares of common stock.) Given that asset coverage and the structural protections afforded to preferred shareholders by the Investment Company of 1940, we saw OXLC’s preferred stock offering as a very attractive investment on a risk-reward basis and purchased 140,000 shares for the Fund.  Since the Fund’s convertible preferred stock pays a dividend of only 3% per annum, our common shareholders will realize a spread of around 4% net of the Fund’s expenses.

Special Opportunities Fund, Inc.

Why did OXLC offer such a high coupon to issue a seemingly safe security?  It is a result of the easy money policies established by the Federal Reserve after the financial crisis in 2008.  Since then, the process of capital formation has taken an odd turn.  Investors that demand liquidity and safety generally have had to accept very low returns.  That has allowed large successful companies to take advantage of low interest rates to borrow or raise capital in other ways at very low cost.  Conversely, smaller companies, regardless of their profitability or quality of assets, struggle to raise equity or to borrow money.  One example of this phenomenon is seen in the market for SPACs where the sponsors now have to provide sufficient capital to bring the trust account to more than 100% of the money raised in the IPO.

This bifurcated market has created attractive opportunities for alternative sources of capital like the Fund.  We have made several investments in what we call “alternative asset-based investments.”  These investments can take different forms.  For example, we have participated in secondary offerings of several real estate investment trusts and income oriented business development companies at a discount to their recent stock price.  In other instances, we have purchased promissory notes with a high interest rate from small companies with real assets.  There is also a trend whereby, to get its stock publicly listed, a small asset-based company has to price its stock cheaper than its peers to persuade investors to invest in the IPO.  These companies simply cannot get financing from conventional sources like banks.  In short, it is a buyer’s market for small company equity and debt.  Like any investment, there is a risk of loss in providing capital to smaller companies, but due to the inefficiency created by the Fed, we think these sorts of investments are systematically undervalued relative to investments of comparable risk in larger companies and we anticipate using the leverage provided by our convertible preferred stock to make more of these investments in the future.

***
Steve Samuels and I, the two original principals of what is now BCM, have now completed twenty years in investment management business.  It seems like only yesterday that we began with a $700,000 private investment fund and were working out of our homes.  We hope that what comes across in these letters is that our pride and passion for producing exceptional risk-adjusted performance is no less today than it was back then.  Moreover, we have always believed it is important to align our own interests with yours.  We eat our own cooking.  I personally have a significant investment in the Fund and I look forward to working to generate solid risk-adjusted returns for myself and all shareholders for many more years.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/12

Net asset value returns	1 Year	Since 1/25/10	5 years*	10 years*
Special Opportunities Fund, Inc.	13.72%	10.04%	7.42%	5.55%

Market price returns
Special Opportunities Fund, Inc.	10.05%	8.05%	6.97%	4.58%

Index returns
S&P 500 Index	16.00%	11.90%	1.66%	7.10%

Share price as of 12/31/12
Net asset value	$17.22
Market price	$15.01

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/12(1) (Unaudited)

	Value	Percent
Investment Companies	$114,014,762	97.24%
Common Stocks	35,617,361	30.37
Money Market Funds	4,831,597	4.12
Preferred Stocks	4,636,738	3.95
Warrants	670,545	0.58
Promissory Notes	459,000	0.39
Structured Life Settlement Notes	188,321	0.16
Corporate Notes	100,000	0.09
Corporate Bonds	15,000	0.01
Total Investments	$160,533,324	136.91%
Liabilities in Excess of Other Assets	(5,820,428)	(4.97)
Preferred Stock	(37,454,300)	(31.94)
Total Net Assets	$117,258,596	100.00%
(1) As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2012
	Shares	Fair Value
INVESTMENT COMPANIES—97.24%
Closed-End Funds—84.11%
Aberdeen Asian Income Fund Ltd. (a)(h)	543,188	$968,419
Aberdeen Israel Fund, Inc.	58,799	770,267
Adams Express Company	250,216	2,649,787
Advance Developing Markets Fund Ltd. (a)(h)	225,000	1,619,178
Advance Frontier Markets Fund Ltd. (a)(h)	500,000	347,228
American Strategic Income Portfolio III	530,930	3,976,666
Bancroft Fund, Ltd.	79,335	1,301,094
Boulder Growth & Income Fund, Inc.	428,406	2,711,810
Boulder Total Return Fund, Inc. (a)	184,149	3,322,048
Central Europe & Russia Fund, Inc.	123,117	4,176,129
Central Securities Corporation	123,123	2,459,998
Clough Global Equity Fund	118,822	1,544,686
Clough Global Opportunities Fund	30,575	358,951
Diamond Hill Financial Trends Fund, Inc.	119,042	1,361,840
Dividend & Income Fund	2,796	37,830
DWS RREEF Real Estate Fund II, Inc. (a)(c)(f)(g)	201,612	28,830
DWS RREEF Real Estate Fund, Inc. (a)(c)(f)(g)	126,913	11,803
Eaton Vance Risk Managed Diversified Equity Income Fund	1,428,217	14,896,303
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	54,160	1,088,074
Eaton Vance Tax Managed Global Diversified Equity Income Fund	43,000	378,830
Ellsworth Fund Ltd.	55,094	393,371
First Opportunity Fund, Inc. (a)	279,106	2,146,325
Hansa Trust (h)	41,000	492,861
The GDL Fund	34,328	392,026
The Greater China Fund, Inc.	612,313	7,886,591
The India Fund, Inc.	104,891	2,193,271
INVESCO Asia Trust PLC (h)	214,159	537,494
JP Morgan Asian IT (h)	34,105	113,297
Liberty All-Star Equity Fund	2,217,999	10,579,855
Macquarie Global Infrastructure Total Return Fund, Inc.	116,611	2,223,772
Monks Investment Trust PLC (h)	175,000	881,268
Morgan Stanley Asia Pacific Fund, Inc.	16,524	247,530
The New Germany Fund, Inc.	1,900	29,602
The New Ireland Fund, Inc. (a)	59,126	538,047
Royce Focus Trust, Inc.	17,500	115,500
Royce Micro-Cap Trust, Inc.	440,426	4,162,026
Royce Value Trust, Inc.	348,093	4,671,408

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2012
	Shares	Fair Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
Swiss Helvetia Fund, Inc.	112,259	$1,267,404
Terra Catalyst Fund (a)(h)	100,000	83,253
The Thai Capital Fund, Inc.	106,942	1,295,068
The Thai Fund, Inc.	144,393	2,880,640
Tri-Continental Corporation	387,319	6,216,470
The Zweig Total Return Fund, Inc.	427,611	5,263,891
		98,620,741

Auction Rate Preferred Securities—5.01% (b)
BlackRock California Municipal 2018 Term Trust—Series M7, 0.213% (c)(f)	100	2,250,000
BlackRock Municipal 2018 Term Trust—Series W7, 0.213% (c)(f)	100	2,375,000
Putnam Managed Municipal Income Trust—Series C, 0.00% (c)(f)	6	225,000
Putnam Municipal Opportunities Trust —Series C, 0.00% (c)(f)	6	112,500
Western Asset Premier Bond Fund—Series M, 0.040% (c)(f)	46	914,250
		5,876,750

Business Development Company—8.12%
Equus Total Return, Inc. (a)	106,919	252,329
Firsthand Technology Value Fund, Inc. (a)	248,331	4,330,893
Gladstone Investment Corp.	156,049	1,086,101
MVC Capital, Inc.	211,575	2,570,636
Prospect Capital Corporation	117,508	1,277,312
		9,517,271
Total Investment Companies (Cost $105,481,065)		114,014,762

PREFERRED STOCKS—3.95%
Financials—3.08%
Oxford Lane Capital Corp. Series 2017, 8.500%	140,000	3,613,400
Oil & Gas Extraction—0.64%
Magnum Hunter Resources Corporation Series D, 8.000%	17,875	755,001
Real Estate Investment Trust—0.23%
AG Mortgage Investment Trust, Inc. Series B, 8.000%	10,755	268,337
Healthcare Corp. of America, Series A, 0.00% (a)	10,000	0
Total Preferred Stocks (Cost $4,555,375)		4,636,738

COMMON STOCKS—30.37%
Commercial Banks—0.01%
1st Constitution Bancorp	2,109	18,243

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2012
	Shares	Fair Value
COMMON STOCKS—(continued)
Life Insurance—2.20%
Imperial Holdings, Inc. (a)	581,622	$2,588,218
Oil, Gas & Consumable Fuels—0.01%
Zion Oil & Gas, Inc. (a)	4,816	8,524
Pharmaceuticals Preparations—2.07%
Myrexis, Inc.	857,013	2,425,347
Real Estate Investment Trusts—3.53%
Gyrodyne Company of America, Inc.	8,722	628,507
Healthcare Trust of America, Inc.	31,861	315,424
JAVELIN Mortgage Investment Corporation	129,389	2,470,036
New York Mortgage Trust, Inc.	114,934	726,383
		4,140,350
Special Purpose Acquisition Vehicle—22.55% (a)
Andina Acquisition Corporation	95,026	938,857
Aquasition Corporation (i)	400,000	4,013,239
Azteca Acquisition Corporation	303,838	3,014,072
BGS Acquisition Corporation	120,615	1,198,913
Blue Wolf Mongolia Holdings Corporation	50,273	495,189
Chart Acquisition Corporation	124,265	1,248,863
China Growth Equity Investment, Ltd.	52,798	529,564
China VantagePoint Acquisition Company	27,130	161,424
CIS Acquisition Ltd.	144,147	1,454,443
Collabrium Japan Acquisition Corp.	208,234	2,121,904
Global Cornerstone Holdings, Ltd.	272,892	2,701,631
Global Eagle Acquisition Corporation	154,028	1,532,579
Hyde Park Acquisition Corp II	59,000	590,000
Infinity Cross Border Acquisition Corporation	126,200	961,644
Lone Oak Acquisition Corporation	81,430	650,626
Nautilus Marine Acquisition Corporation	127,846	1,278,460
Prime Acquisition Corporation	65,008	644,879
ROI Acquisition Corporation	48,370	469,189
SCG Financial Acquisition Corporation	163,384	1,617,502
Selway Capital Acquisition Corporation	80,000	793,600
Universal Business Payment Solutions Acquisition Corporation (c)(j)	13,330	20,101
		26,436,679
Total Common Stocks (Cost $34,561,788)		35,617,361

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2012
	Principal
	Amount	Value
CORPORATE BONDS—0.01%
Washington Mutual Inc.
0.000%, 09/17/2012 (c)(d)(f)	$3,000,000	$15,000
Total Corporate Bonds (Cost $0)		15,000
CONVERTIBLE NOTES—0.09%
HCA Note
0.080%, 9/19/2013 (c)(f)	100,000	100,000
Total Corporate Bonds (Cost $100,000)		100,000

STRUCTURED LIFE SETTLEMENT NOTES—0.16%
Cedar Lane Series A-2 Notes (c)(f)	188,321	188,321
Total Structured Life Settlement Notes (Cost $188,321)		188,321

PROMISSORY NOTES—0.39%
Symbios Holdings, Inc.
15.00%, 07/16/2012 (c)(f)	450,000	225,000
UBPS Secured Convertible Promissory Note
12.000%, 12/28/2014 (c)(f)	234,000	234,000
Total Promissory Notes (Cost $684,000)		459,000

	Shares
WARRANTS—0.58% (a)
Andina Acquisition Corporation
Expiration: May 2015
Exercise Price: $0.50	95,026	23,757
Azteca Acquisition Corporation
Expiration: April 2018
Exercise Price: $12.50	189,924	37,985
Blue Wolf Mongolia Holdings Corporation
Expiration: July 2016
Exercise Price: $12.00	50,273	5,027
China Growth Equity Investment, Ltd.
Expiration: February 2013
Exercise Price: $12.00	52,798	6,864
Empeiria Acquisition Corporation
Expiration: December 2017
Exercise Price: $11.50	205,929	82,372
Global Cornerstone Holdings, Ltd.
Expiration: April 2016
Exercise Price: $11.50	115,935	23,187

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2012
	Shares	Value
WARRANTS—(continued)
Global Eagle Acquisition Corporation
Expiration: May 2016
Exercise Price: $11.50	100,000	$74,000
Infinity Cross Border Acquisition Corporation
Expiration: July 2016
Exercise Price: $7.00	270,124	159,372
Lone Oak Acquisition Corporation
Expiration: March 2016
Exercise Price: $5.00	81,430	12,215
Nautilus Marine Acquisition Corporation
Expiration: July 2016
Exercise Price: $11.50	127,846	31,961
Net Element International, Inc.
Expiration: October 2017
Exercise Price: $7.50	228,491	22,849
Prime Acquisition Corporation
Expiration: March 2016
Exercise Price: $7.50	51,442	8,231
RLJ Entertainment, Inc.
Expiration: October 2017
Exercise Price: $7.50	436,744	96,084
ROI Acquisition Corporation
Expiration: February 2017
Exercise Price: $120.00	48,370	16,252
SCG Financial Acquisition Corporation
Expiration: May 2016
Exercise Price: $11.50	153,557	38,389
Selway Capital Acquisition Corporation
Expiration: November 2016
Exercise Price: $0.75	80,000	32,000
Total Warrants (Cost $764,571)		670,545

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2012
	Shares	Value
MONEY MARKET FUNDS—4.12%
Fidelity Institutional Government Portfolio—Class I, 0.010% (e)	2,275,345	$2,275,345
Fidelity Institutional Tax-Exempt Portfolio—Class I, 0.010% (e)	2,556,252	2,556,252
Total Money Market Funds (Cost $4,831,597)		4,831,597
Total Investments (Cost $151,166,717)—136.91%		160,533,324
Liabilities in Excess of Other Assets—(4.97)%		(5,820,428)
Preferred Stock (31.94)%		(37,454,300)
TOTAL NET ASSETS—100.00%		$117,258,596

Percenatge are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at December 31, 2012.
(c)	Fair valued securities. The total market value of these securities was $6,699,805, representing 5.71% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at December 31, 2012.
(f)	Illiquid security. The total market value of these securities was $6,679,704 representing 5.70% of net assets.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Foreign-issued securities.
(i)	Affiliated company.
(j)	Restricted security.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2012

Assets:
Investments, at value
Non-Affiliated Companies (cost $147,166,717)	$156,520,085
Affiliated Companies (cost $4,000,000)	4,013,239
Total investment, at value (cost $151,166,717)	160,533,324
Cash	7,112
Dividends and interest receivable	1,048,361
Receivable for investments sold	607,964
Other assets	29,636
Total assets	162,226,397

Liabilities:
Payable for investments purchased	364,267
Distributions payable common	6,469,374
Preferred dividends accrued not yet declared	2,309
Payable to Adviser	132,904
Current income tax liability	350,000
Accrued expenses and other liabilities	194,647
Total liabilities	7,513,501

Preferred Stock:
3.00% Convertible Preferred Stock—$0.001 par value,
$50 liquidation value per share; 749,086 shares outstanding
Total preferred stock	37,454,300
Net assets applicable to common shareholders	$117,258,596

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
6,809,867 shares issued and outstanding, 13,818,496 shares held in treasury	$302,526,090
Cost of shares held in treasury	(195,827,523)
Accumulated undistributed net investment income	837,555
Accumulated net realized gain from investment activities	358,176
Net unrealized appreciation of investments	9,366,607
Preferred dividends accrued not yet declared	(2,309)
Net assets applicable to common shareholders	$117,258,596
Net asset value per common share ($117,258,596 applicable to
6,809,867 common shares outstanding)	$17.22

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the
year ended
December 31, 2012
Investment income:
Dividends(1)	$4,546,324
Interest	386,470
Total investment income	4,932,794

Expenses:
Investment advisory fees	1,331,548
Professional fees and expenses	250,833
Directors’ fees and expenses	152,716
Administration fees and expenses	94,098
Compliance fees and expenses	47,230
Stock exchange listing fees	41,585
Accounting fees and expenses	37,944
Reports and notices to shareholders	28,765
Insurance fees	26,614
Transfer agency fees and expenses	14,750
Custody fees and expenses	13,086
Other expenses	78,050
Total expenses	2,117,219
Net investment income	2,815,575

Net realized and unrealized gains from investment activities:
Net realized gain before income taxes from:
Investments	5,373,449
Distributions received from investment companies	791,632

Net realized gain before income taxes	6,165,081
Current income tax expense(2)	(350,000)
Net realized gain on investments	5,815,081
Net change in unrealized appreciation of investments	6,816,789
Net realized and unrealized gains from investment activities	12,631,870
Increase in net assets resulting from operations	15,447,445
Distributions to preferred stockholders	(495,627)
Net increase in net assets applicable to common shareholders
resulting from operations	$14,951,818

(1)	Net of $255 in foreign withholding tax.
(2)	See Note 6 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows
For the year ended
December 31, 2012
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$15,447,445
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(110,517,234)
Proceeds from sales of investments	74,942,188
Net purchases and sales of short-term investments	(1,429,129)
Amortization and accretion of premium and discount	(1,694)
Increase in dividends and interest receivable	(813,594)
Increase in receivable for investments sold	(571,826)
Increase in other assets	(10,697)
Decrease in payable for investments purchased	(1,281,757)
Increase in payable to Adviser	41,260
Increase in payable for taxes	350,000
Increase in accrued expenses and other liabilities	88,440
Net distributions received from investment companies	791,632
Net realized gains from investments	(6,165,081)
Net foreign currency translation	35,047
Net change in unrealized depreciation of investments	(6,816,789)
Net cash provided by operating activities	(35,911,789)

Cash flows from financing activities:
Distributions paid to common shareholders	(1,564,310)
Distributions paid to preferred shareholders	(493,318)
Preferred dividends accrued not yet paid	(2,309)
Proceeds from the issuance of preferred shares	37,454,300
Underwriting fees and offering costs for the issuance of preferred shares	(98,035)
Net cash used in financing activities	35,296,328
Net change in cash	$(615,461)

Cash:
Beginning of period	622,573
End of period	$7,112

Supplemental Disclosure of Cash Flows Information:
Non-cash financing activities not included herein consist
of reinvestment of dividend distributions	$2,010,594

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders
	For the	For the
	year ended	year ended
	December 31, 2012	December 31, 2011
From operations:
Net investment income	$2,815,575	$1,459,558
Net realized gain before income taxes from:
Investments	5,373,449	5,411,750
Distributions received from investment companies	791,632	252,696
Net realized gain before income taxes	6,165,081	5,664,446
Current income tax expense	(350,000)	—
Net realized gain on investments	5,815,081	5,664,446
Net change in unrealized appreciation (depreciation) of investments	6,816,789	(6,316,741)
Net increase in net assets resulting from operations	15,447,445	807,263

Distributions paid to preferred shareholders:
Net investment income	(495,627)	—
Total dividends and distributions paid to preferred shareholders	(495,627)	—
Net increase in net assets applicable to
common stockholders from investment operations	14,951,818	—

Distributions paid to common shareholders:
Net investment income	(1,566,269)	(1,760,646)
Net realized gains from investment activities	(4,903,104)	(1,814,259)
Total dividends and distributions paid to common shareholders	(6,469,373)	(3,574,905)

Capital Stock Transactions (Note 5)
Offering costs from issuance of preferred stock	(98,035)	—
Reinvestment of distributions to common stockholders	2,010,594	—
Total capital stock transactions	1,912,559	—
Offering costs for preferred shares
Net increase (decrease) in net assets
applicable to common shareholders	10,395,004	(2,767,642)

Net assets applicable to common shareholders:
Beginning of year	106,863,592	109,631,234
End of year	$117,258,596	$106,863,592
Accumulated undistributed net investment income	$837,555	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Net asset value, beginning of period
Net investment income
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to auction preferred shareholders
Net increase (decrease) from operations
Dilutive effect of reinvestment of distributions by common shareholders
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to common shareholders
Net asset value, end of period
Market value, end of period
Total net asset value return(3)
Total market price return(4)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest and tax expense and fees on floating rate notes
Total expenses, before fee waivers by investment advisor and administrator including interest and tax expense and fees on floating rate notes
Total expenses, net of fee waivers by investment advisor and administrator excluding interest, tax expense and fees on floating rate notes
Net investment income before dividends paid to auction preferred shareholders
Dividends paid to auction preferred shareholders from net investment income
Net investment income available to common shareholders
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)
Liquidation value of preferred stock
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of period

						For the nine
						months ended		For the years ended
For the years ended December 31,						December 31,		March 31,
2012		2011		2010		2009		2009		2008
$16.01		$16.42		$14.26		$13.05		$13.71		$14.96
0.34		0.22	(1)(2)	0.04	(1)(2)	0.52	(1)	0.88	(1)	0.97 (1)
1.92		(0.10)		2.15		1.24		(0.70)		(1.22)
2.26		0.12		2.19		1.76		0.18		(0.25)

—		—		—		(0.02)		(0.25)		(0.39)
—		—		—		—		—		(0.01)
—		—		—		(0.02)		(0.25)		(0.40)
2.26		0.12		2.19		1.74		(0.07)		(0.65)
(0.03)		—		—		—		—		—

(0.07)		—		—		—		—		—

(0.23)		(0.26)		(0.03)		(0.53)		(0.59)		(0.58)
(0.72)		(0.27)		—		—		—		(0.02)
(0.95)		(0.53)		(0.03)		(0.53)		(0.59)		(0.60)
$17.22		$16.01		$16.42		$14.26		$13.05		$13.71
$15.01		$14.50		$14.75		$14.09		$11.37		$12.38
13.72%		0.85%		15.36%		13.51%		(0.39)%		(4.52)%
10.05%		1.89%		4.90%		29.00%		(3.32)%		(3.86)%

2.54	%(5)(7)(8)	1.51	%(7)	1.50	%(7)	1.03	%(5)(6)	1.73	%(6)	1.18%

2.54	%(5)(7)(8)	1.51	%(7)	1.67	%(7)	1.92	%(5)(6)	2.62	%(6)	1.88%

1.82	%(5)(7)	1.51	%(7)	1.50	%(7)	0.99	%(5)	1.59%		1.18%
2.41	%(2)(5)	1.32	%(2)	0.26	%(2)	5.00	%(5)	6.71%		6.66%
—		—		—		0.20	%(5)	1.87%		2.68%
2.41	%(2)(5)	1.32	%(2)	0.26	%(2)	4.80	%(5)	4.84%		3.98%

$117,259		$106,864		$109,631		$294,133		$269,266		$282,886
$37,454		$—		$—		$—		$—		$—
62%		55%		73%		7%		27%		30%

749,086		—		—		—		—		—
$206.54		$—		$—		$—		$136,860	(9)	$117,354 (9)

Special Opportunities Fund, Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.
(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions was included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(9)	In 2008 and 2009, the preferred shares were auction preferred shares.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. The auction rate preferred securities and the structured life settlement notes are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction

Special Opportunities Fund, Inc.

Notes to financial statements

between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value

Special Opportunities Fund, Inc.

Notes to financial statements

hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Fund adopted Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), Fair Value Measurement:  Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRS, which, among other things, clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value.

The significant unobservable inputs used in fair value measurement of the Fund’s investment companies, corporate bonds, promissory notes, and structured finance notes are (1) cost and (2) indicative bids or price ranges from dealers, brokers, or market makers. Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded securities that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

At each regular quarterly Board meeting, the Adviser delivers a written report (the “Quarterly Report”) to the Board regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Board reviews the Quarterly Report and discusses the valuation of the fair valued securities.

The Valuation Committee reviews all Quarterly Reports and any other interim reports, and reviews and approves the valuation of all fair valued securities.  This review includes a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.

Special Opportunities Fund, Inc.

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$108,014,126	$83,253	$5,917,383	$114,014,762
Common Stocks	20,114,188	15,483,072	20,101	35,617,361
Corporate Bonds	—	—	15,000	15,000
Corporate Notes	—	—	100,000	100,000
Preferred Stocks	4,636,738	—	—	4,636,738
Promissory Notes	—	—	459,000	459,000
Structured Life Settlement Notes	—	—	188,321	188,321
Warrants	497,161	173,384	—	670,545
Money Market Funds	4,831,597	—	—	4,831,597
Total	$138,093,810	$15,739,709	$6,699,805	$160,533,324

*	During the year ended December 31, 2012, there were no transfers into and out of Levels 1 and 2. Transfers between levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$670,545

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain	$(128,535)
	on Investments

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net change in unrealized	$72,879
	appreciation of investments

Special Opportunities Fund, Inc.

Notes to financial statements

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change
	Balance			Realized	in unrealized	Transfers	Balance
	as of			Gain	appreciation	into	as of
Category	12/31/2011	Purchases	Sales	(Loss)	(depreciaton)	Level 3	12/31/2012

Closed
End Funds	$—	$—	$—	$—	$—	$40,633	$40,633

Auction Rate
Preferred
Securities	$14,148,750	$1,132,500	(9,798,750)	$1,489,937	(1,095,687)	—	5,876,750

Special
Purpose
Acquisition
Vehicles	—	20,101	—	—	—	—	20,101

Corporate
Bonds	—	100,000	—	—	(3,007,500)	3,022,500	115,000

Promissory
Notes	—	684,000	—	—	(225,000)	—	459,000

Structured
Life
Settlement
Notes	876,583	—	(688,262)	—	—	—	188,321

	$15,025,333	$1,936,601	$(10,487,012)	$1,489,937	$(4,328,187)	$3,063,133	$6,699,805

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012:

				Impact to
				Valuation
	Fair Value			from an
	December 31,	Valuation	Unobservable	increase in
	2012	Methodologies	Input(1)	Input(2)
Closed End Funds	$40,633	Fair Value Pricing	Third party inputs	Increase

Auction Rate Preferred
Securities	$5,876,750	Fair Value Pricing	Third party inputs	Increase

Special Purpose
Acquisition Vehicles	$20,101	Fair Value Pricing	Third party inputs	Increase

Corporate Bonds	$115,000	Fair Value Pricing	Third party inputs	Increase

Structured Life
Settlement Notes	$188,321	Fair Value Pricing	Third party inputs	Increase

Promissory Notes	$459,000	Fair Value Pricing	Third party inputs	Increase

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.  A decrease to the unobservable input would have the opposite effect.

In December 2011, FASB issued ASU 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Concentration risk—The Fund invested 5.01% of its net assets in auction rate preferred securities as of December 31, 2012.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment

Special Opportunities Fund, Inc.

Notes to financial statements

transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends to holders of Convertible Preferred Stock will receive calendar quarterly dividends at the rate of 3.00% of the Subscription Price per year.  Dividends on the Convertible Preferred Stock will be fully cumulative, and will accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Effective October 19, 2009, the Board appointed Brooklyn Capital Management, LLC (“Brooklyn”) as the interim investment adviser to the Fund.  At a Special Meeting of Shareholders held on December 10, 2009, shareholders approved an investment advisory agreement between the Fund and Brooklyn.  In accordance with the investment advisory agreement, the Fund is obligated to pay Brooklyn a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average daily total net assets.

Effective December 6, 2012, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Corporate Governance Committee Chairman will receive $2,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $40,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

Special Opportunities Fund, Inc.

Notes to financial statements

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

For the year ended December 31, 2012, the Special Opportunities Fund, Inc. incurred Administra tion fees of $94,098; Fund Accounting fees and expenses of $37,944, Transfer Agent fees and expenses of $14,750 and Custody fees of $13,086.  At December 31, 2012, fees of $14,908, $6,077, and $3,907 were owed for Fund Accounting, Transfer Agency, and Custody fees, respectively

Note 3
Preferred stock
At December 31, 2012, 749,086 shares of 3.00% Convertible Preferred Stock were outstanding.  The holders of Convertible Preferred Stock may convert their shares to common stock at the ratio of three shares of Common Stock for each share of Convertible Preferred Stock held.  The conversion ratio will be adjusted for any distributions made to common stockholders.  The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, what requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or up occurrence of an event that is not solely within the control of the issuer.

The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act.  In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage.  If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $50.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements.  Additionally, failure to meet the foregoing asset coverage requirements could

Special Opportunities Fund, Inc.

Notes to financial statements

restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times.  The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the year ended December 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $110,963,054 and $74,942,188, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the year ended December 31, 2012.

Note 5
Capital share transactions
For the year ended December 31, 2012, the Fund issued 133,417 shares for the reinvestment of distributions.  During the year ended December 31, 2011, the Fund did not have any capital share transactions.

Note 6
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not to be subject to a federal excise tax.

For the year ended December 31, 2012 the Fund realized and retained long-term capital gains of $1,000,000 ($0.1468 per common share) and paid Federal income taxes of $350,000 ($0.0514 per common share). As a regulated investment company, the Fund elected to retain these gains and designate them to common shareholders of record on December 31, 2012.

The tax character of distributions paid to common shareholders during the fiscal year ended December 31, 2012 and the year ended December 31, 2011 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2012	December 31, 2011
Ordinary income	3,423,869	$1,939,242
Long-term capital gains	4,541,131	1,635,663
Total distributions paid	7,965,000	$3,574,905

Special Opportunities Fund, Inc.

Notes to financial statements

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2012.

The following information is presented on an income tax basis as of December 31, 2012:

Tax cost of investments	151,170,752
Unrealized appreciation	11,465,533
Unrealized depreciation	(2,102,961)
Net unrealized appreciation	9,362,572
Undistributed ordinary income	1,401,151
Undistributed long-term gains	184,138
Total distributable earnings	1,585,289
Other accumulated losses and other temporary differences	(387,832)
Total accumulated gains	10,560,029

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2012, the Fund’s accumulated undistributed net investment income was increased by $81,567, the accumulated net realized gain from investment activities was decreased by $731,567, and the paid-in capital was increased by $650,000.

For the year ended December 31, 2012, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2012, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended December 31, 2010, December 31, 2011 and the year ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 7
Transactions with affiliates
The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding Voting shares during the year ended December 31, 2011 through December 31, 2012. As defined in Section (2)(a)(3) of the investment Company Act of 1940, such issuers are:

	Share			Share
	Balance			Balance			Value
	At			At			at
	Dec. 31			Dec. 31	Realized	Dividend	Dec. 31	Acquisition
Issuer Name	2011	Additions	Reductions	2012	Gain	Income	2012	Cost
Aquasition Corp.	—	400,000	—	400,000	—	—	4,013,240	4,000,000

Note 8
Subsequent events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date of the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Special Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc. including the portfolio of investments, as of December 31, 2012, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the nine month period ended December 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years in the period ended March 31, 2009, have been audited by other auditors, whose report dated May 19, 2009 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the nine month period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 28, 2013

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 4, 2012 and was adjourned until December 27, 2012
The Fund held an annual meeting of shareholders on December 4, 2012 and was adjourned until December 27, 2012 to vote on the following matters:

(1)
(a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2013 and until their successors have been duly elected and qualified;

(b)
To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2013 and until their successors have been duly elected and qualified; and

(2)To instruct the Adviser to continue to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

Proxy results—Common Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 19, 2012) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 90.67% of the common stock outstanding as of the record date were represented in person or by proxy (6,174,785 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect James Chadwick as a director:

FOR	% of Quorum	% of O/S	WITHHELD
6,069,017	98.29%	89.12%	102,872

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,799,179	93.92%	85.16%	372,710
Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,793,692	93.83%	85.08%	378,197
Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
6,057,646	98.10%	88.95%	114,243

Proxy results—Preferred Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 19, 2012) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 96.65% of the preferred stock outstanding as of the record date were represented in person or by proxy (723,993 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect Phillip Goldstein as a director:
FOR	% of Quorum	% of O/S	WITHHELD
699,921	96.68%	93.44%	24,072
Proposal to elect Ben Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
721,870	99.71%	96.37%	2,123

Proposal to instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

FOR	% of Quorum	% of O/S	WITHHELD
2,233,691	97.22%	32.80%	38,582

O/S = outstanding shares

Special Opportunities Fund, Inc.

General information (unaudited)

Tax Information
The Fund designated 49.71% of its ordinary income distribution for the year ended December 31, 2012, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2012, 43.37% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Special Opportunities Fund, Inc.	39.78%

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2012.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTOR

Andrew Dakos***	President	1 year;	Principal of the Adviser since	1	Director, Mexico
(46)	as of	Since	2009; Chief Compliance Officer		Equity and Income
	October	2009	of the Adviser from 2009-2012;		Fund, Inc.; Director,
	2009.		Principal of Bulldog Holdings, LLC,		Brantley Capital
			the owner of several entities		Corporation (in
			serving as the general partner		liquidation);
			of several investment partnerships		Director, Imperial
			in the Bulldog Investors group of		Holdings, Inc.
private funds, and the owner of
Kimball & Winthrop, LLC, the
managing general partner of
Bulldog Investors General
Partnership, since 2012;
Principal of the general partner
of several private investment
partnerships in the Bulldog
Investors group of private funds
from 1992-2012.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser since	1	Chairman, Mexico
(68)	and	Since	2009; Principal of Bulldog		Equity and Income
	Secretary	2009	Holdings, LLC, the owner of		Fund, Inc.;
	as of		several entities serving as the		Chairman, Brantley
	October		general partner of several		Capital Corporation
	2009.		investment partnerships in the		(in liquidation);
			Bulldog Investors group of private		Director, ASA Ltd.;
			funds, and the owner of Kimbal		Director, MVC
			& Winthrop, LLC, the managing		Capital, Inc.;
			general partner of Bulldog		Chairman, Imperial
			Investors General Partnership,		Holdings, Inc.
since 2012; Principal of the
general partner of several private
investment partnerships in the
Bulldog Investors group of private
funds from 1992-2012.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(75)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm).		Fund, Inc.; Director,
	and Chief				Brantley Capital
	Financial				Corporation;
	Officer as of				Director, MVC
	January				Capital, Inc.;
	2010.				Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd;
Director, Imperial
Holdings Inc.
INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Main	1	None
(39)		Since	Street Investment Partners,
		2009	LLC (private equity firm);
Managing Director of Opus
Partners, LLC (private equity
firm); Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(44)		Since	LLC and NBC Bancshares, LLC.
2009

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(68)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm).		(fund complex
consisting of five
funds and one
variable series
trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

OFFICERS

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	n/a	n/a
(46)	as of	Since	Officer of the Adviser; Principal
	October	2009	of the general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(43)	President	Since	group of Investment Funds;
	and	2009	Managing member of the
	Treasurer		General Partner of Opportunity
	as of		Income Plus L.P., an investment
	October		fund.
2009.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser;	n/a	n/a
(68)	and	Since	Principal of the general partner
	Secretary	2009	of several private investment
	as of		partnerships in the Bulldog
	October		Investors group of funds.
2009.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(75)	Compliance	Since	Associates (a financial and
	Officer	2009	corporate consulting firm).
and Chief
Financial
Officer as of
January
2010.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Mr. Hellerman is not affiliated with Brooklyn Capital Management, LLC.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on December 6, 2012, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund, as such term is defined in the Investment Company Act of 1940, (the “Independent Directors”), voted to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and Brooklyn Capital Management, LLC (the “Adviser”).  The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts.

The Independent Directors evaluated many different factors, including the quality of the services to be provided by the Adviser to the Fund, the Fund’s fees and expenses, and the compensation to be paid by the Fund to the Adviser.  The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel.  No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement, but each was a factor in the Independent Directors’ consideration.  The Independent Directors reviewed the fees being paid by the Fund and determined they were reasonable in light of the services being rendered and given the experience and commitment of the Adviser.  Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

In assessing the quality of the portfolio management delivered by the Adviser, the Independent Directors compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison with its peer group and its benchmark index, as constructed by data provided by Morningstar, Inc., and assembled by the Fund’s administrative services agent, U.S. Bancorp Fund Services, LLC (the “Fund Administrator”), independently from the Adviser.  The Independent Directors noted the performance figures for the Fund.

In addition, the Independent Directors discussed and considered materials which had been distributed to them in advance of the December 6, 2012 meeting and prepared by the Adviser in response to the questionnaire provided by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act.  These materials included, among other things, information regarding: (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) information on economies of scale (if any) resulting from growth of the Fund’s assets; (d) the timeliness, adequacy and quality of information supplied by the Adviser in response to the requests of the Independent Directors; (e) the disclosures and responses in Parts I and II of the Adviser’s Form ADV registration

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

as filed with the SEC; (f) the Adviser’s policy with respect to proxy voting; (g) the Adviser’s brokerage allocation; (h) the Adviser’s insurance arrangements, both for the Fund and the Adviser’s other clients; (i) regulatory issues; (j) the Adviser’s compliance program and chief compliance officer; (k) the Adviser’s risk management policies and procedures with respect to the advisory services it provides to the Fund; and (k) other material factors affecting the Adviser.

After reviewing these materials, the Independent Directors assessed the overall quality of services provided to the Fund.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the operational strength of the Adviser.  The Independent Directors also reviewed the structure of the Adviser’s compliance procedures and their effectiveness.  The Independent Directors also noted any services that extended beyond portfolio management, and they considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition.  The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure essential to performing its duties under its Advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Independent Directors then discussed in greater detail, with the assistance of the Fund’s Chief Compliance Officer (the “CCO”), the Adviser’s handling of compliance matters.  The CCO reported to the Independent Directors on the effectiveness of the Adviser’s compliance program.  The CCO noted that the Adviser had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics, to which the CCO offered his own certification that the Codes were compliant with applicable regulations.  The Independent Directors also discussed the Adviser’s business continuity plan.  After reviewing the Adviser’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Directors concluded that the Adviser’s policies and procedures were satisfactory.

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees.  The Independent Directors considered, among other things, a detailed review of the expense analysis report provided to them and other pertinent material with respect to the Fund.  The Independent Directors reviewed extensively the other materials provided, including the comparative expenses, components and peer group selections.  The Independent Directors considered the cost structure of the Fund relative to its peer funds.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Independent Directors also reviewed information prepared by the Fund Administrator comparing the Fund’s contractual advisory fees with a peer group of funds, and comparing the Fund’s overall expense ratio to the expense ratios of a peer group of funds, as well as the profitability memo prepared by the Adviser.  After further consideration, the Independent Directors considered whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace given the Fund’s investment objectives, strategies limitations and restrictions.  The Independent Directors also reviewed information regarding expenses presented by management, which showed overall expenses of the Fund.  Based on all of this information, the Independent Directors concluded that the Fund’s total expenses were reasonable.

The Independent Directors also discussed the overall profitability of advising the Fund to the Adviser, reviewing the Adviser’s financial information.  The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund.  The Independent Directors also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the applicable advisory agreement, as well as the Fund’s brokerage commissions.  These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year.  After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (a) the Adviser was able to retain quality personnel, (b) the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) the Adviser was very responsive to the requests of the Independent Directors, (d) the Adviser had consistently kept the Independent Directors apprised of developments related to the Fund and the industry in general and (e) the Adviser continued to demonstrate the ability to grow the Fund.

The Independent Directors, meeting in executive session with independent counsel after due consideration of the written and oral presentations made by the Adviser at the meeting, concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to be high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On December 28, 2012, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  James Chadwick is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $39,600 and $39,600, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are reasonable related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $5,000 and $5,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2012 and December 31, 2011, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2012 and December 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2012	December 31, 2011
Registrant	$7,000	$7,000
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Brooklyn Capital Management, LLC
Proxy Voting Policies and Procedures

Proxy Voting Policies

Brooklyn Capital Management, LLC (“Brooklyn Capital”) believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can have an impact on the value of its investment.  Brooklyn Capital analyzes the proxy statements of issuers whose stock is owned by its clients, as necessary and votes proxies on behalf of such clients.

Brooklyn Capital’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Brooklyn Capital’s clients.

Proxy Voting Procedures

In evaluating proxy statements, the portfolio managers rely upon their own fundamental research, and information presented by company management and others.  Brooklyn Capital does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Private Funds and Managed Accounts.  Brooklyn Capital will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.

Special Opportunities Fund, Inc. (“SPE”).  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the Investment Company Act of 1940, Brooklyn Capital will vote SPE’s proxies on any proposal (including the election of directors) in a manner which Brooklyn Capital reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

  Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the portfolio managers will consider whether any business or other relationships between a portfolio manager, Brooklyn Capital and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Brooklyn Capital’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with their ability to act objectively and effectively in the best interests of Brooklyn Capital and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2013.

(a)(1):

The Portfolio Manager of the Fund is Brooklyn Capital Management LLC.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Brooklyn Capital Management, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Goldstein was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, ASA Ltd since 2008 and Korea Equity Fund from 2010-2012.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brantley Capital Corporation (in liquidation), a business development company, since 2001, and Imperial Holdings, Inc., a specialty finance company, since 2012.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Brooklyn Capital Management, LLC since its inception in October 2009, and Chief Compliance Officer of Brooklyn Capital Management, LLC from 2009-2012. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Dakos was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the Mexico Equity and Income Fund since 2001, Brantley Capital Corporation (in liquidation) intermittently since 2005, and Imperial Holdings, Inc. since 2012.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Brooklyn Capital Management, LLC since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director of The Mexico Equity and Income Fund, Inc. since 2001.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2012 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  11
(C) Other accounts:  9
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 11 pooled investment vehicles; $355.9 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  9 other accounts; $19.9 million (estimated).

(i)  Rajeev Das
(ii)  Number of other accounts managed by Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B)  Other pooled investment vehicles:  1
(C) Other accounts:  0
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 1; $16.4 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Brooklyn Capital Management, LLC.  In order to address these conflicts of interest, Brooklyn Capital Management, LLC has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2012 (per instructions to paragraph (a)(4).

As of December 31, 2012, Mr. Goldstein beneficially owns 33,075 shares of common stock, and 3,009 shares of 3.00% convertible preferred stock of the Registrant; Mr. Dakos beneficially owns 1,000 shares of common stock, and 1,362 shares of 3.00% convertible preferred stock of the Registrant; and Mr. Das owns 2,500 shares common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2012 to 7/31/2012	N/A	N/A	N/A	N/A
8/1/2012 to 8/31/2012	N/A	N/A	N/A	N/A
9/1/2012 to 9/30/2012	N/A	N/A	N/A	N/A
10/1/2012 to 10/31/2012	N/A	N/A	N/A	N/A
11/1/2012 to 11/30/2012	N/A	N/A	N/A	N/A
12/1/2012 to 12/31/2012	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

*
Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*                    /s/ Andrew Dakos
Andrew Dakos, President

Date     March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Andrew Dakos
Andrew Dakos, President

Date     March 6, 2013

By (Signature and Title)*                    /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date      March 6, 2013

* Print the name and title of each signing officer under his or her signature.